                                                                    EXHIBIT 10.3


THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES OR "BLUE SKY" LAWS, AND MAY NOT BE OFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, OR OTHERWISE DISPOSED OF UNLESS REGISTERED PURSUANT TO THE PROVISIONS OF SUCH ACT AND BLUE SKY LAWS OR AN EXEMPTION THEREFROM IS AVAILABLE AS ESTABLISHED BY A WRITTEN OPINION OF COUNSEL ACCEPTABLE TO THE MAKER.


                                 SMARTGATE INC.

                                 PROMISSORY NOTE

$212,680                                                       Sarasota, Florida
                                                               February 25, 2002


        FOR VALUE RECEIVED, the undersigned, SmartGate Inc., a Nevada corporation (the "Maker"), promises to pay to the order of Stephen A. Michael (the "Payee") the principal sum of Two Hundred Twelve Thousand Six Hundred Eighty ($212,680) Dollars plus interest in the amount specified below. The principal sum of Two Hundred Twelve Thousand Six Hundred Eighty ($212,680) Dollars shall be due and payable in one installment on February 25, 2006. During the first one hundred eighty (180) days, this Promissory Note shall bear interest at ten (10%) percent per annum and said interest shall be paid every thirty (30) days on the last day of each of the first six (6) thirty (30) day periods of the term of this Promissory Note, and thereafter, the interest for the balance of the term of this Promissory Note shall be fifteen (15%) percent per annum and shall be paid every thirty (30) days on the last day of each thirty (30) day period for the balance of the term of this Promissory Note.

        Interest hereon shall be calculated on the basis of a three hundred sixty (360) day year applied to the actual number of days elapsed until all accrued and unpaid interest is paid in full. All payments of principal and interest hereon shall be payable in lawful currency of the United States.

        If any interest payment or the principal payment is not actually received by the Payee on or before the due date, the Maker agrees to pay Payee a late charge equal to a lesser of eighteen (18%) percent per annum or the highest lawful rate per annum, on the delinquent amount until paid.

        Prepayment of the principal of this Promissory Note is permitted, in whole or in part, at any time, without premium or penalty of any kind.

        This Promissory Note may not be changed orally, but only by an agreement in writing signed by the parties against whom enforcement of any waiver, change, modification or discharge is sought.

        The holder of this Promissory Note and all successors thereof shall have all the rights of a holder in due course as provided by the Florida Uniform Commercial Code and the other laws of the state of Florida. Maker hereby waives demand, presentment, protest, notice of protest and/or dishonor and all other notices or requirements that might otherwise be required by law. The Maker promises to pay on demand all costs of collection, including reasonable attorneys' fees and court costs, paid or incurred by Payee to enforce this Promissory Note upon an Event of Default (as defined below) hereunder.

        The occurrence of any of the following shall constitute an "Event of Default" under this Promissory Note:

        a. the failure of the Maker to make any payment when due under this Promissory Note;

        b. the institution of proceedings by or against the Maker under any state insolvency laws, federal bankruptcy law, or similar debtor relief laws then in effect.

        Upon an Event of Default which has not been cured within ten (10) business days from the date of written notice by Payee, Payee may, at Payee's option and without notice, declare all principal and interest due under this Promissory Note to be due and payable immediately. Payee may waive any default before or after it occurs and may restore this Promissory Note in full effect without impairing the right to declare it due for a subsequent default.


                                        SMARTGATE INC.

CORPORATE
  SEAL                                  By: /s/ EDMUND C. KING
                                           -------------------------------------
                                                Edmund C. King
                                        Its:    Chief Financial Officer  and
                                                Independent Committee Member

                    FILING SCHEDULE PURSUANT TO PARAGRAPH 2.
   INSTRUCTIONS TO ITEM 601 UNDER SECTION 229.601 EXHIBITS OF REGULATION S-K


        Promissory Notes, substantially identical in all material respects except for the names of the Payees and the amounts of the principal sums under the Notes were delivered by the Maker to the following Payees:

---------------------------------------------------------------------------------------
MAKER                                                           PRINCIPAL SUM
---------------------------------------------------------------------------------------
Spencer Charles Duffey Irrevocable Trust Under                     $106,340
Agreement Dated 7/29/98
---------------------------------------------------------------------------------------
Elizabeth Rosemary Duffey Irrevocable Trust Under                  $106,340
Agreement Dated 7/29/98
---------------------------------------------------------------------------------------
Robert T. Roth                                                     $ 50,334
---------------------------------------------------------------------------------------
William W. Dolan                                                   $ 24,306
---------------------------------------------------------------------------------------